Exhibit 99.1

Earnings Per Share Summary

(Unaudited)

	Quarter Ended	Quarter Ended				Year Ended
	Dec. 24, 2011	Dec. 24, 2010	March 25, 2011	June 24, 2011	Sept. 30, 2011	Sept. 30, 2011
Diluted EPS from Continuing Operations Attributable to Tyco Shareholders (GAAP)	$0.71	$1.00	$0.67	$0.76	$0.83	$3.27
expense / (benefit)
Restructuring, net	0.02	0.04	0.02	0.04	0.02	0.13
Acquisition costs	0.01	0.01	0.01	0.02	0.02	0.06
Asset impairments and (gains) / losses on divestitures, net	0.03	(0.32)	0.03	0.01	(0.04)	(0.34)
Note receivable write-off	—	0.01	—	—	—	0.01
Separation costs	0.07	—	—	—	0.05	0.05
Legacy legal items	—	(0.01)	—	—	0.06	0.04
Tax items	—	0.02	—	0.02	(0.02)	0.02
Total Before Special Items	$0.84	$0.75	$0.73	$0.85	$0.92	$3.24

Tyco International Ltd.

For the Quarter Ended December 30, 2011

(in millions, except per share data)

(Unaudited)

expense / (benefit)

	ADT
	North		Commercial
	America	Flow	Fire and	Corporate
	Residential	Control	Security	and Other	Revenue
Previously Reported Revenue (GAAP)(1)	$2,155	$923	$1,130		$4,208

Segment Realignment	(1,362)		1,362

Recasted (GAAP)	$793	$923	$2,492		$4,208

															Income	Diluted
															from	EPS from
	Operating Income														Continuing	Continuing
	ADT														Operations	Operations
	North				Commercial				Total					Noncontrolling	Attributable	Attributable
	America		Flow		Fire and		Corporate		Operating		Interest	Other	Income	Interest	to Tyco	to Tyco
	Residential	Margin	Control	Margin	Security	Margin	and Other	Margin	Income	Margin	(Expense), net	(Expense), net	Tax (Expense)	(Expense)	Shareholders	Shareholders

Previously Reported Operating Income (GAAP)(1)	$339	15.7%	$114	12.4%	$144	12.7%	$(125)	N/M	$472	11.2%	$(52)	$(8)	$(78)	$(1)	$333	$0.71

Segment Realignment	(149)				149

Recasted (GAAP)	$190	24.0%	$114	12.4%	$293	11.8%	$(125)	N/M	$472	11.2%	$(52)	$(8)	$(78)	$(1)	$333	$0.71

Restructuring, net	2				7		5		14				(5)		9	0.02

Asset impairment charges					23				23				(8)		15	0.03

Acquisition \ Integration costs	5		(1)		2		2		8				(3)		5	0.01

Separation Costs							32		32				(1)		31	0.07

Total Before Special Items	$197	24.8%	$113	12.2%	$325	13.0%	$(86)	N/M	$549	13.0%	$(52)	$(8)	$(95)	$(1)	$393	$0.84

Diluted Shares Outstanding	469
Diluted Shares Outstanding - Before Special Items	469

(1)         Previously reported financial information is based on Tyco’s former segment structure which consisted of Tyco Security Solutions, Tyco Flow Control and Tyco Fire Protection.

Tyco International Ltd.

For the Quarter Ended December 24, 2010

(in millions, except per share data)

(Unaudited)

expense / (benefit)

	ADT
	North		Commercial		Electrical
	America	Flow	Fire and	Corporate	& Metal
	Residential	Control	Security	and Other	Products	Revenue
Previously Reported Revenue (GAAP)(1)	$2,107	$826	$1,099		$347	$4,379

Segment Realignment	(1,343)		1,343	347	(347)

Recasted (GAAP)	$764	$826	$2,442	$347		$4,379

															Income	Diluted
															from	EPS from
	Operating Income														Continuing	Continuing
	ADT														Operations	Operations
	North				Commercial				Electrical		Total				Attributable	Attributable
	America		Flow		Fire and		Corporate		& Metal		Operating		Interest	Income	to Tyco	to Tyco
	Residential	Margin	Control	Margin	Security	Margin	and Other	Margin	Products	Margin	Income	Margin	(Expense), net	Tax (Expense)	Shareholders	Shareholders
Previously Reported Operating Income (GAAP)(1)	$347	16.5%	$100	12.1%	$88	8.0%	164	N/M	7	2.0%	$706	16.1%	$(53)	$(163)	$490	$1.00

Segment Realignment	(174)				174		7		(7)

Recasted (GAAP)	$173	22.6%	$100	12.1%	$262	10.7%	$171	N/M			$706	16.1%	$(53)	$(163)	$490	$1.00

Restructuring, net	4				22		6				32			(9)	23	0.04

(Gains) / losses on divestitures, net					13		(259)				(246)			87	(159)	(0.32)

Acquisition costs	5										5			(2)	3	0.01

Note receivable write-off							5				5				5	0.01

Legacy legal items							(7)				(7)				(7)	(0.01)

Tax items														12	12	0.02

Total Before Special Items	$182	23.8%	$100	12.1%	$297	12.2%	$(84)	N/M			$495	11.3%	$(53)	$(75)	$367	$0.75

Diluted Shares Outstanding	492
Diluted Shares Outstanding - Before Special Items	492

(1)         Previously reported financial information is based on Tyco’s former segment structure which consisted of Tyco Security Solutions, Tyco Flow Control and Tyco Fire Protection.

Tyco International Ltd.

For the Quarter Ended March 25, 2011

(in millions, except per share data)

(Unaudited)

expense / (benefit)

	ADT
	North		Commercial
	America	Flow	Fire and	Corporate
	Residential	Control	Security	and Other	Revenue
Previously Reported Revenue (GAAP)(1)	$2,079	$804	$1,109		$3,992

Segment Realignment	(1,311)		1,311

Recasted (GAAP)	$768	$804	$2,420		$3,992

															Income	Diluted
															from	EPS from
	Operating Income														Continuing	Continuing
	ADT														Operations	Operations
	North				Commercial				Total					Noncontrolling	Attributable	Attributable
	America		Flow		Fire and		Corporate		Operating		Interest	Other	Income	Interest	to Tyco	to Tyco
	Residential	Margin	Control	Margin	Security	Margin	and Other	Margin	Income	Margin	(Expense), net	(Expense), net	Tax (Expense)	(Expense)	Shareholders	Shareholders
Previously Reported Operating Income (GAAP)(1)	$323	15.5%	$86	10.7%	$128	11.5%	$(100)	N/M	$437	10.9%	$(54)	$(6)	$(57)	$(1)	$319	$0.67

Segment Realignment	(136)				136

Recasted (GAAP)	$187	24.3%	$86	10.7%	$264	10.9%	$(100)	N/M	$437	10.9%	$(54)	$(6)	$(57)	$(1)	$319	$0.67

Restructuring, net	(3)		6		8		2		13				(4)		9	0.02

Restructuring charges in cost of sales and SG&A			(1)						(1)						(1)	—

(Gains) / losses on divestitures, net					4		9		13				1		14	0.03

Acquisition costs	9				1		2		12				(4)		8	0.01

Legacy legal items							1		1						1	—

Total Before Special Items	$193	25.1%	$91	11.3%	$277	11.4%	$(86)	N/M	$475	11.9%	$(54)	$(6)	$(64)	$(1)	$350	$0.73

Diluted Shares Outstanding	477
Diluted Shares Outstanding - Before Special Items	477

(1)         Previously reported financial information is based on Tyco’s former segment structure which consisted of Tyco Security Solutions, Tyco Flow Control and Tyco Fire Protection.

Tyco International Ltd.

For the Quarter Ended June 24, 2011

(in millions, except per share data)

(Unaudited)

expense / (benefit)

	ADT
	North		Commercial
	America	Flow	Fire and	Corporate
	Residential	Control	Security	and Other	Revenue
Previously Reported Revenue (GAAP)(1)	$2,165	$928	$1,200		$4,293

Segment Realignment	(1,383)		1,383

Recasted (GAAP)	$782	$928	$2,583		$4,293

															Income	Diluted
															from	EPS from
	Operating Income														Continuing	Continuing
	ADT														Operations	Operations
	North				Commercial				Total					Noncontrolling	Attributable	Attributable
	America		Flow		Fire and		Corporate		Operating		Interest	Other	Income	Interest	to Tyco	to Tyco
	Residential	Margin	Control	Margin	Security	Margin	and Other	Margin	Income	Margin	(Expense), net	(Expense), net	Tax (Expense)	(Expense)	Shareholders	Shareholders
Previously Reported Operating Income (GAAP)(1)	$327	15.1%	$103	11.1%	$146	12.2%	$(101)	N/M	$475	11.1%	$(51)	$(3)	$(58)	$1	$364	$0.76

Segment Realignment	(134)				134											—

Recasted (GAAP)	$193	24.7%	$103	11.1%	$280	10.8%	$(101)	N/M	$475	11.1%	$(51)	$(3)	$(58)	$1	$364	$0.76

Restructuring, net	1		2		23		3		29				(10)		19	0.04

Restructuring charges in cost of sales and SG&A					1				1						1	—

(Gains) / losses on divestitures, net					11		(5)		6				(2)		4	0.01

Acquisition costs	5		1		2		1		9				(2)		7	0.02

Tax items													7		7	0.02

Total Before Special Items	$199	25.4%	$106	11.4%	$317	12.3%	$(102)	N/M	$520	12.1%	$(51)	$(3)	$(65)	$1	$402	$0.85

Diluted Shares Outstanding	475
Diluted Shares Outstanding - Before Special Items	475

(1)         Previously reported financial information is based on Tyco’s former segment structure which consisted of Tyco Security Solutions, Tyco Flow Control and Tyco Fire Protection.

Tyco International Ltd.

For the Quarter Ended September 30, 2011

(in millions, except per share data)

(Unaudited)

expense / (benefit)

	ADT
	North		Commercial
	America	Flow	Fire and	Corporate
	Residential	Control	Security	and Other	Revenue
Previously Reported Revenue (GAAP)(1)	$2,275	$1,081	$1,335		$4,691

Segment Realignment	(1,482)		1,482

Recasted (GAAP)	$793	$1,081	$2,817		$4,691

															Income	Diluted
															from	EPS from
	Operating Income														Continuing	Continuing
	ADT														Operations	Operations
	North				Commercial				Total					Noncontrolling	Attributable	Attributable
	America		Flow		Fire and		Corporate		Operating		Interest	Other	Income	Interest	to Tyco	to Tyco
	Residential	Margin	Control	Margin	Security	Margin	and Other	Margin	Income	Margin	(Expense), net	(Expense), net	Tax (Expense)	(Expense)	Shareholders	Shareholders
Previously Reported Operating Income (GAAP) (1)	$364	16.0%	$124	11.5%	$172	12.9%	$(159)	N/M	$501	10.7%	$(52)	$(7)	$(48)	$(2)	$392	$0.83

Segment Realignment	(180)				180

Recasted (GAAP)	$184	23.2%	$124	11.5%	$352	12.5%	$(159)	N/M	$501	10.7%	$(52)	$(7)	$(48)	$(2)	$392	$0.83

Restructuring, net	(1)		4		7		2		12				(1)		11	0.02

Restructuring charges in cost of sales and SG&A					1				1						1	—

(Gains) / losses on divestitures, net			(6)		1		2		(3)				(18)		(21)	(0.04)

Acquisition costs	9		2		4		(2)		13				(5)		8	0.02

Legacy legal items							26		26				1		27	0.06

Tax items													(9)		(9)	(0.02)

Separation costs							24		24						24	0.05

Total Before Special Items	$192	24.2%	$124	11.5%	$365	13.0%	$(107)	N/M	$574	12.2%	$(52)	$(7)	$(80)	$(2)	$433	$0.92

Diluted Shares Outstanding	471
Diluted Shares Outstanding - Before Special Items	471

(1)         Previously reported financial information is based on Tyco’s former segment structure which consisted of Tyco Security Solutions, Tyco Flow Control and Tyco Fire Protection.

Tyco International Ltd.

For the Twelve Months Ended September 30, 2011

(in millions, except per share data)

(Unaudited)

expense / (benefit)

	ADT
	North				Commercial				Electrical
	America		Flow		Fire and		Corporate		& Metal
	Residential		Control		Security		and Other		Products		Revenue
Previously Reported Revenue (GAAP)(1)	$8,626		$3,639		$4,743				$347		$17,355
							347
Segment Realignment	(5,519)				5,519				(347)

Recasted (GAAP)	$3,107		$3,639		$10,262		$347				$17,355

	Operating Income																Income from Continuing	Diluted EPS from Continuing
	ADT North America Residential	Margin	Flow Control	Margin	Commercial Fire and Security	Margin	Corporate and Other	Margin	Electrical & Metal Products	Margin	Revenue	Margin	Interest (Expense), net	Other (Expense), .net	Income Tax (Expense)	Noncontrolling Interest (Expense)	Operations Attributable to Tyco Shareholders	Operations Attributable to Tyco Shareholders
As Previously Reported (GAAP)(1)	$1,361	15.8%	$413	11.3%	$534	11.3%	$(196)	N/M	7	2.0%	$2,119	12.2%	$(210)	$(16)	$(326)	$(2)	$1,565	$3.27

Segment Realignment	(624)				624		7		(7)

As Reported (GAAP)	$737	23.7%	$413	11.3%	$1,158	11.3%	$(189)	N/M			$2,119	12.2%	$(210)	$(16)	$(326)	$(2)	$1,565	$3.27

Restructuring, net	1		12		60		13				86				(24)		62	0.13

Restructuring charges in cost of sales and SG&A			(1)		2						1						1	—

(Gains) / losses on divestitures, net			(6)		29		(253)				(230)				68		(162)	(0.34)

Acquisition costs	28		3		7		1				39				(13)		26	0.06

Note receivable write-off							5				5						5	0.01

Legacy legal items							20				20				1		21	0.04

Tax items															10		10	0.02

Separation costs							24				24				—		24	0.05

Total Before Special Items	$766	24.7%	$421	11.6%	$1,256	12.2%	$(379)	N/M			$2,064	11.9%	$(210)	$(16)	$(284)	$(2)	$1,552	$3.24

Diluted Shares Outstanding	479
Diluted Shares Outstanding - Before Special Items	479

(1)         Previously reported financial information is based on Tyco’s former segment structure which consisted of Tyco Security Solutions, Tyco Flow Control and Tyco Fire Protection.

Tyco International Ltd.

Organic Growth Reconciliation - Revenue

(in millions)

		Quarter Ended December 30, 2011
	Net Revenue for			Adjusted							Net Revenue for
	the Quarter Ended	Base Year Adjustments		2011 Base	Foreign						the Quarter Ended
	December 24, 2010	(Divestitures)		Revenue	Currency		Acquisitions		Organic Revenue (1)		December 30, 2011

ADT North America Residential	$764	$—	0.0%	$764	$—	0.0%	$—	0.0%	$29	3.8%	$793	3.8%
Flow Control	826	(4)	-0.5%	822	(1)	-0.1%	21	2.5%	81	9.9%	923	11.7%
Commercial Fire and Security	2,442	(20)	-0.8%	2,422	(21)	-0.9%	47	1.9%	44	1.8%	2,492	2.0%
Total before Corporate and Other	$4,032	$(24)	-0.6%	$4,008	$(22)	-0.5%	$68	1.7%	$154	3.8%	$4,208	4.4%

Corporate and Other	347	(347)	-100.0%	—	—	0.0%	—	0.0%	—	0.0%	—	-100.0%

Total Net Revenue	$4,379	$(371)	-8.5%	$4,008	$(22)	-0.5%	$68	1.6%	$154	3.8%	$4,208	-3.9%

(1)          Amounts represent the impact of the deconsolidation of a joint venture in the Commercial Fire and Security segment

Tyco International Ltd.

Organic Growth Reconciliation - Revenue

(in millions)

		Quarter Ended December 24, 2010
	Net Revenue for the Quarter Ended	Base Year Adjustments				Adjusted 2010 Base	Foreign								Net Revenue for the Quarter Ended
	December 25, 2009	Acquisitions		(Divestitures)		Revenue	Currency		Acquisitions		Other (2)		Organic Revenue (1)		December 24, 2010

ADT North America Residential	$587	$138	23.5%	$—	0.0%	$725	$2	0.3%	$—	0.0%	$—	0.0%	$37	5.1%	$764	30.2%
Flow Control	832	—	0.0%	(6)	-0.7%	826	7	0.8%	4	0.5%	—	0.0%	(11)	-1.3%	826	-0.7%
Commercial Fire and Security	2,439	—	0.0%	(73)	-3.0%	2,366	2	0.1%	—	0.0%	(18)	-0.7%	92	3.9%	2,442	0.1%
Total before Corporate and Other	$3,858	$138	3.6%	$(79)	-2.0%	$3,917	$11	0.3%	$4	0.1%	$(18)	-0.5%	$118	3.0%	$4,032	4.5%

Corporate and Other	297	—	0.0%	—	0.0%	297	2	0.7%	4	1.3%	—	0.0%	44	14.8%	347	16.8%

Total Net Revenue	$4,155	$138	3.3%	$(79)	-1.9%	$4,214	$13	0.3%	$8	0.2%	$(18)	-0.4%	$162	3.8%	$4,379	5.4%

(1)	Organic revenue growth percentage based on adjusted 2010 base revenue.

(2)	Amounts represent the impact of the deconsolidation of a joint venture in the Commercial Fire and Security segment

Tyco International Ltd.

Organic Growth Reconciliation - Revenue

(in millions)

		Quarter Ended March 25, 2011
	Net Revenue for the Quarter Ended	Base Year Adjustments				Adjusted 2010 Base	Foreign								Net Revenue for the Quarter Ended
	March 26, 2010	Acquisitions		(Divestitures)		Revenue	Currency		Acquisitions		Other (2)		Organic Revenue (1)		March 25, 2011

ADT North America Residential	$593	$139	23.4%	$—	0.0%	$732	$3	0.5%	$—	0.0%	$—	0.0%	$33	4.5%	$768	29.5%
Flow Control	824	—	0.0%	(2)	-0.2%	822	24	2.9%	1	0.1%	—	0.0%	(43)	-5.2%	804	-2.4%
Commercial Fire and Security	2,341	—	0.0%	(60)	-2.6%	2,281	43	1.8%	—	0.0%	(19)	-0.8%	115	5.0%	2,420	3.4%
Total before Corporate and Other	$3,758	$139	3.7%	$(62)	-1.6%	$3,835	$70	1.9%	$1	0.0%	$(19)	-0.5%	$105	2.7%	$3,992	6.2%

Corporate and Other	336	—	0.0%	(336)	-100.0%	—	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	-100.0%

Total Net Revenue	$4,094	$139	3.4%	$(398)	-9.7%	$3,835	$70	1.7%	$1	0.0%	$(19)	-0.5%	$105	2.7%	$3,992	-2.5%

(1)  Organic revenue growth percentage based on adjusted 2010 base revenue.

(2)  Amounts represent the impact of the deconsolidation of a joint venture in the Commercial Fire and Security segment

Tyco International Ltd.

Organic Growth Reconciliation - Revenue

(in millions)

		Quarter Ended June 24, 2011
	Net Revenue for					Adjusted									Net Revenue for the
	the Quarter Ended	Base Year Adjustments				2010 Base	Foreign								Quarter Ended
	June 25, 2010	Acquisitions		(Divestitures)		Revenue	Currency		Acquisitions		Other (2)		Organic Revenue (1)		June 24, 2011

ADT North America Residential	$658	$78	11.9%	$—	0.0%	$736	$3	0.5%	$—	0.0%	$—	0.0%	$43	5.8%	$782	18.8%
Flow Control	849	—	0.0%	(2)	-0.2%	847	77	9.1%	1	0.1%	—	0.0%	3	0.4%	928	9.3%
Commercial Fire and Security	2,377	—	0.0%	(27)	-1.1%	2,350	139	5.8%	10	0.4%	(18)	-0.8%	102	4.3%	2,583	8.7%

Total before Corporate and Other	$3,884	$78	2.0%	$(29)	-0.7%	$3,933	$219	5.6%	$11	0.3%	$(18)	-0.5%	$148	3.8%	$4,293	10.5%

Corporate and Other	390	—	0.0%	(390)	-100.0%	—	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	-100.0%

Total Net Revenue	$4,274	$78	1.8%	$(419)	-9.8%	$3,933	$219	5.1%	$11	0.3%	$(18)	-0.4%	$148	3.8%	$4,293	0.4%

(1)   Organic revenue growth percentage based on adjusted 2010 base revenue.

(2)   Amounts represent the impact of the deconsolidation of a joint venture in the Commercial Fire and Security segment

Tyco International Ltd.

Organic Growth Reconciliation - Revenue

(in millions)

		Quarter Ended September 30, 2011
	Net Revenue for the Quarter Ended	Base Year Adjustments				Adjusted 2010 Base	Foreign								Net Revenue for the Quarter Ended
	September 24, 2010	Acquisitions		(Divestitures)		Revenue	Currency		Acquisitions		Other (2)		Organic Revenue (1)		September 30, 2011
ADT North America Residential	$753	$—	0.0%	$—	0.0%	$753	$3	0.4%	$—	0.0%	$—	0.0%	$37	4.9%	$793	5.3%
Flow Control	868	—	0.0%	(5)	-0.6%	863	75	8.6%	16	1.8%	45	5.2%	82	9.5%	1,081	24.5%
Commercial Fire and Security	2,496	—	0.0%	(37)	-1.5%	2,459	123	4.9%	25	1.0%	81	3.2%	129	5.2%	2,817	12.9%
Total before Corporate and Other	$4,117	$—	0.0%	$(42)	-1.0%	$4,075	$201	4.9%	$41	1.0%	$126	3.1%	$248	6.1%	$4,691	13.9%

Corporate and Other	376	—	0.0%	(376)	-100.0%	—	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	-100.0%

Total Net Revenue	$4,493	$—	0.0%	$(418)	-9.3%	$4,075	$201	4.5%	$41	0.9%	$126	2.8%	$248	6.1%	$4,691	4.4%

(1)   Organic revenue growth percentage based on adjusted 2010 base revenue.

(2)   Amounts represent the impact of the deconsolidation of a joint venture in the Commercial Fire and Security segment

Tyco International Ltd.

Organic Growth Reconciliation - Revenue

(in millions)

		Twelve Months Ended September 30, 2011
	Net Revenue for the Year Ended	Base Year Adjustments				Adjusted 2010 Base	Foreign								Net Revenue for the Year Ended
	September 24, 2010	Acquisitions		(Divestitures)		Revenue	Currency		Acquisitions		Other (2)		Organic Revenue (1)		September 30, 2011

ADT North America Residential	$2,591	$355	13.7%	$—	0.0%	$2,946	$11	0.4%	$—	0.0%	$—	0.0%	$150	5.1%	$3,107	19.9%
Flow Control	3,373	—	0.0%	(15)	-0.4%	3,358	183	5.4%	22	0.7%	45	1.3%	31	0.9%	3,639	7.9%
Commercial Fire and Security	9,653	—	0.0%	(197)	-2.0%	9,456	307	3.2%	35	0.4%	26	0.3%	438	4.6%	10,262	6.3%

Total before Corporate and Other	$15,617	$355	2.3%	$(212)	-1.4%	$15,760	$501	3.2%	$57	0.4%	$71	0.5%	$619	3.9%	$17,008	8.9%

Corporate and Other	1,399	—	0.0%	(1,102)	-78.8%	297	2	0.1%	4	0.3%	—	0.0%	44	14.8%	347	-75.2%

Total Net Revenue	$17,016	$355	2.1%	$(1,314)	-7.7%	$16,057	$503	3.0%	$61	0.4%	$71	0.4%	$663	4.1%	$17,355	2.0%

(1)          Organic revenue growth percentage based on adjusted 2010 base revenue.

(2)          Amounts represent the impact of the deconsolidation of a joint venture in the Commercial Fire and Security segment